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                                                                      Ex - 10.13

                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

     THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of the 8th day of November, 1999, by and among Eprise Corporation, a Delaware corporation (the "Corporation") with its principal place of business located at 1671 Worcester Road, Framingham, Massachusetts 01701, the holders (the "Series A Investors") of Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), the holders (the "Series B Investors") of Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), and the purchasers (the "Series C Investors") of Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock" and, collectively with the Series A and Series B Preferred Stock, the "Preferred Stock"). The Series A Investors, Series B Investors and Series C Investors listed on the Schedule of Investors hereto are referred to herein collectively as the "Investors" and each such party is referred to herein individually as an "Investor".

     WHEREAS, the Corporation wishes to sell to the Series C Investors shares of Series C Preferred Stock which are convertible into shares of the Common Stock, par value $.001 per share, of the Corporation ("Common Stock");

     WHEREAS, as a condition to their purchase of Series C Preferred Stock, in a Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), the Investors have required that the Corporation execute this Agreement to provide the Series C Investors rights to register their Registrable Securities (as defined below);

     WHEREAS, the Company, the Series A Investors and the Series B Investors are parties to an Amended and Restated Registration Rights Agreement dated as of August 24, 1998, which amended and restated the Registration Rights Agreement by and between the Company and the Series A Investors, dated as of December 18, 1997 (collectively, the "Registration Rights Agreement"); and

     WHEREAS, the parties hereto wish to further amend and restate the Registration Rights Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

          (a)  The term "Act" means the Securities Act of 1933, as amended;


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          (b)  The term "1934 Act" means the Securities Exchange Act of 1934, as amended;

          (c) The term "Holder" means any Investor holding Registrable Securities and any other person or entity holding Registrable Securities to whom the registration rights granted in this Agreement have been transferred pursuant to Section 15 hereof. The Series C Investors are referred to herein as the "Series C Holders," and the Series A Investors and Series B Investors are referred to herein collectively as the "Series A and B Holders";

          (d) The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement; and

          (e) The term "Registrable Securities" means (1) the Common Stock issuable upon conversion of the Preferred Stock, (2) the Common Stock purchased by an Investor pursuant to Section 9.2 of the Purchase Agreement (or Common Stock for or into which New Securities (as therein defined) purchased by the Investor pursuant to such Section 9.2 may be exercised or converted) or pursuant to the Stockholders Agreement referred to in Section 5.3 of the Purchase Agreement; (3) any Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Preferred Stock or Common Stock, (4) any Common Stock issuable upon conversion, exercise or exchange of convertible securities, warrants, options or similar rights issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Preferred Stock or Common Stock and (5) any other shares of Common Stock acquired by an Investor.

     In addition, for purposes of all calculations, and notices under, and all provisions of this Agreement, where the context permits, the term "Registrable Securities" shall include securities issuable upon conversion of the Preferred Stock, a holder of the Preferred Stock shall be deemed the Holder of such securities and such securities shall be deemed outstanding Registrable Securities hereunder. The foregoing notwithstanding, nothing in this Agreement shall require the Corporation actually to register any share of the Preferred Stock or any other class of security other than Common Stock.

     2.   Request for Registration.

     (a) If, at any time after the earlier to occur of (i) December 18, 2000, and (ii) the date which is six months after the effective date of a registration statement under the Act in connection with the initial public offering of the Corporation's securities for its own account or the account of its stockholders (the "Initial Public Offering") the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from Series C Holders of forty percent (40%) or more of the then outstanding Registrable Securities held by the Series C Holders that the Corporation file a registration statement under the Act for a public offering of Registrable Securities with a reasonably anticipated aggregate price to the public of at least $10,000,000 (or a similar document pursuant to any other statute then in effect corresponding to the Act) then the Corporation shall promptly notify all other Series C Holders


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of such request. Each Series C Holder so notified shall have twenty (20) days after mailing of any such notice by the Corporation to request that some or all of such Series C Holder's Registrable Securities be included in such registration. The Corporation shall use its best efforts to cause to be registered under the Act all Registrable Securities that Series C Holders have requested be so registered under the Act in accordance with this Section 2.

     (b) If, at any time after the earlier to occur of (i) December 18, 2000, and (ii) the date which is six months after the effective date of a registration statement under the Act in connection with the initial public offering of the Corporation's securities for its own account or the account of its stockholders (the "Initial Public Offering") the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from the Series A and B Holders of forty percent (40%) or more of the then outstanding Registrable Securities held by the Series A and B Holders that the Corporation file a registration statement under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, then the Corporation shall promptly notify all other Series A and B Holders of such request. Each Series A and B Holder so notified shall have twenty (20) days after mailing of any such notice by the Corporation to request that some or all of such Series A and B Holder's Registrable Securities be included in such registration. The Corporation shall use its best efforts to cause to be registered under the Act all Registrable Securities that Series A and B Holders have requested be so registered under the Act in accordance with this Section 2.

     (c) The foregoing notwithstanding, the Corporation shall not be obligated to effect a registration pursuant to this Section 2: (i) during the thirty (30) days prior to the Corporation's estimated date of filing of a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith, or (ii) if the Corporation shall furnish to the requesting Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its stockholders for a registration statement to be filed in the near future and setting forth the reasons for such judgment, in which case the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months, provided, however, that the Corporation may not obtain a deferral pursuant to this clause (ii) more than once.

     The Corporation shall not be obligated to effect more than two (2) registrations pursuant to each of Section 2(a) and Section 2(b); provided, however, that if, for any reason, a registration pursuant to this Section 2 fails to become effective and provide for the distributions of all the Registrable Securities that the requesting Holders have requested be registered, the Corporation shall not be deemed to have effected a registration pursuant to this Section 2.

     3. Corporation Registration. Subject to Section 8 of this Agreement, if at any time the Corporation proposes to register any of its Common Stock under the Act in connection with the public offering of such securities for its own account or for the accounts of other shareholders, solely for cash on a form that would also permit the registration of the Registrable


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Securities, the Corporation shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within twenty (20) days after mailing of any such notice by the Corporation, the Corporation shall use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested be registered. The foregoing notwithstanding, the Corporation may, in its discretion, withdraw any registration statement referred to in this
Section 3 prior to the effectiveness thereof.

     4. Obligations of the Corporation. Whenever required under Section 2, 3 or 11 to use its best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Corporation shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty (180) days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities.

          (f) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

          (g) Use its best efforts to cause all the applicable Registrable Securities either (i) to be listed on a national securities exchange (if the Registrable Securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Corporation are then listed, if the listing of the Registrable Securities is then permitted under


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the rules of such exchange, or (ii) to secure designation of all the Registrable
Securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure listing on NASDAQ for the Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to Registrable Securities with the National Association of Securities Dealers, Inc.

          (h) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of applicable Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

          (i) In the case of an underwritten offering, on the date of delivery of the Registrable Securities sold pursuant thereto, cause to be delivered to the selling Holders and the underwriters, opinions of counsel for the Corporation, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to counsel for the underwriters and counsel for the selling Holders, covering the matters customarily covered in opinions given to underwriters in primary underwritten public offerings. At the time of delivery of any Registrable Securities sold pursuant to an underwritten offering, the Corporation shall cause to be delivered to the selling Holders and the underwriters a letter from the Corporation's independent public accountants, addressed to the underwriters and the selling Holders, stating that they are independent public accountants within the meaning of the Act and the applicable published rules and regulations of the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent public accountants delivered in connection with underwritten public offerings.

          (j) Make available for inspection by any seller of Registrable Securities, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Corporation, and cause all of the Corporation's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          (k) Permit any selling Holder of Registrable Securities which Holder, in the sole and exclusive judgment, exercised in good faith, of such Holder, might be deemed to be a controlling person of the Corporation (within the meaning of the Act or the 1934 Act) to participate in the preparation of such registration statement and to request the insertion therein of material, furnished to the Corporation in writing, which in the judgment of such controlling Holder should be included and which is reasonably acceptable to the Corporation.

          (l) Use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time.


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          (m)  Make such representations and warranties to the selling Holders and the underwriters as are customarily made by issuers to underwriters and selling Holders, as the case may be, in underwritten public offerings.

     5. Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement that the selling Holders shall furnish to the Corporation such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

     6. Expenses of Demand Registration. All expenses incurred in connection with the registration of securities effected pursuant to Section 2 (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Corporation.

     7. Corporation Registration Expenses. All expenses (excluding underwriters' discounts and commissions) incurred in connection with a registration pursuant to Section 3 hereto, including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to the Corporation that result from the inclusion of securities held by the Holders in such registration and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Corporation.

     8.   Underwriting Requirements.

          (a) In connection with any offering involving an underwriting of shares being issued by the Corporation or sold by Holders of Registrable Securities exercising their rights under Section 2(a) or 2(b) hereof, the Corporation shall not be required under Section 3 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it. If the total amount of securities that all selling Holders request to be included in an underwritten offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Corporation shall only be required to include in the offering so many of the securities of the selling Holders as the underwriters reasonably believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities owned by said selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders); provided, however, that (i) no securities of any shareholder who is not a selling Holder shall be included unless all securities which the selling Holders have requested to be included are included, (ii) in the case of any registration subject to Section 3 (other than the Corporation's first registration under the Act), no reduction in the number of Registrable Securities the selling Holders have requested to be included in such registration shall limit the number of Registrable Securities being offered pursuant to such registration for the account of selling Holders to less than thirty percent (30%) of the aggregate shares offered under the


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registration, (iii) subject to clause (ii) of this proviso, in the case of any registration subject to Section 3, no such reduction shall be made with respect to any securities offered by the Corporation for its own account, and (iv) in the case of a registration subject to Section 2(a) for the account of the Class C Holders or Section 2(b) for the account of the Class A and B Holders, the Registrable Securities of the Holders who did not elect under Section 2 (or whose election was received by the Corporation after its receipt of another election under Section 2(a) or 2(b), as the case may be) shall be reduced in full before there is any reduction in the Registrable Securities to be included in the registration by the Holders who elected under Section 2 (provided, however, that if requests have been made under Sections 2(a) and 2(b) and all of the Registrable Securities requested to be included by both such groups are included in full, then such registration shall count as one registration under
Section 2 for each such group of Holders.

          (b) In connection with any underwriting of shares to be registered hereunder, the Corporation shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Holders of a majority of the Registrable Securities participating in the underwriting, which consent shall not be unreasonably withheld or delayed if such underwriter or underwriters are of recognized national or regional standing.

     9. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     10. Indemnification and Contribution. In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any violation by the Corporation of any rule or regulation promulgated under the Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed), nor shall the Corporation be liable in any such case with respect to any such Holder or underwriter for any such loss, claim, damage, liability or


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action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, and any underwriter for the Corporation (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and will reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed) and provided further that no Holder shall have any liability under this Section 10(b) in excess of the net proceeds actually received by such Holder in the relevant public offering.

          (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to


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such indemnified party under this Section 10 or otherwise for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel) representing each indemnified party who or which is a party to such action),
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The failure to notify an indemnifying party promptly of the commencement of any such action, to the extent prejudicial to his ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 10 to such extent, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this
Section 10.

          (d) In order to provide for just and equitable contribution to joint liability under the Act in any case in which either (i) any Holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 10 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 10; then, and in each such case, the Corporation and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Corporation is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder of Registrable Securities will be required to contribute any amount in excess of the net proceeds received from the sale of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     11.  Registrations on Form S-3.

          (a) If, at any time after the Corporation becomes eligible to file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation), the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from Series C Holders of twenty percent (20%) or more of the then-outstanding Registrable Securities held by the Series C Holders that the Corporation file a registration


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statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Series C Holders' Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed One Million Dollars ($1,000,000), then the Corporation shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3). The foregoing notwithstanding, if the Corporation shall furnish to the Series C Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its stockholders for a registration statement to be filed in the near future and setting forth the reasons for such judgment, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months, provided, however, that the Corporation may not obtain a deferral pursuant to this clause more than once.

          (b) If, at any time after the Corporation becomes eligible to file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation), the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from any Series A and B Holder or Holders of twenty percent (20%) or more of the then-outstanding Registrable Securities held by the Series A and B Holders that the Corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Series A and B Holders' Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed One Million Dollars ($1,000,000), then the Corporation shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3). The foregoing notwithstanding, if the Corporation shall furnish to the Series A and B Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its stockholders for a registration statement to be filed in the near future and setting forth the reasons for such judgment, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months, provided, however, that the Corporation may not obtain a deferral pursuant to this clause more than once.

          (c) All expenses (excluding underwriters' discounts and commissions) incurred in connection with a registration requested pursuant to Section 11(a) or Section 11(b), including, without limitation, all registration, qualification, printing and accounting fees, and fees and disbursements of one counsel for the selling Holder or Holders and counsel to the Corporation, for the first two such requested registrations under each of Section 11(a) and
Section 11(b), shall be borne by the Corporation and thereafter shall be borne by the selling Holder or Holders.

          (d) Holders' rights to registration under this Section 11 are in addition to, and not in lieu of, their rights to registration under Sections 2 and 3 of this Agreement.

     12. Limitation on Corporation Offerings. The Corporation shall not register securities for sale for its own account (or, except as permitted by Section 14, any securities other than Registrable Securities held by a Series C Holder, in the case of a registration requested pursuant


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to Section 2(a) hereof, or by a Series A Holder or Series B Holder, in the case of a registration requested pursuant to Section 2(b) hereof) in any registration requested pursuant to Section 2 except (i) if permitted to do so by the written consent of the Holders of more than eighty percent (80%) of the Registrable Securities as to which registration has been requested or (ii) to the extent that, in the reasonable opinion of the underwriter, the registration of such securities would not adversely affect the marketing of the Registrable Securities to be sold. The Corporation may not cause any other registration of securities for its own account (other than a registration effected solely to implement an employee benefit plan) which would become effective less than ninety (90) days after the effective date of any registration requested pursuant to Section 2 to be initiated after such requested registration.

     13. Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts to:

          (a) make and keep public information available, within the meaning of Rule 144, at all times after the effective date of (i) the first registration statement covering an underwritten public offering filed by the Corporation or
(ii) registration by the Corporation under the 1934 Act;

          (b) following a public offering or a registration under the 1934 Act, file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the 1934 Act; and

          (c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Corporation), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents filed by the Corporation with the SEC as may be reasonably requested in availing any such holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

     14.  Limitations in Connection with Future Grants of Registration Rights.

          (a) Without the prior written consent of more than fifty percent (50%) in voting power of the Series C Holders (voting as a separate class), the Corporation shall not grant rights to cause the Corporation to register any of its securities to any person or entity if, as a consequence of the granting of any such rights, the rights of any Series C Holder would be adversely affected (it being understood that any such registration rights that could result in any reduction in the number of Registrable Securities to be included in an underwritten public offering for the account of the Series C Holders shall be deemed to affect adversely the rights of the Series C Holders under this Agreement).


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                  (b) Without the prior written consent of more than fifty
         percent (50%) in voting power of the Series A and B Holders (voting as a single class), the Corporation shall not grant rights to cause the Corporation to register any of its securities to any person or entity if, as a consequence of the granting of any such rights, the rights of any of the Series A and B Holders would be adversely affected (it being understood that any such registration rights that could result in any reduction in the number of Registrable Securities to be included in an underwritten public offering for the account of the Series A and B Holders shall be deemed to affect adversely the rights of the Series A and B Holders under this Agreement).

     15. Transfer of Registration Rights. The registration rights of any Holder (and of any permitted transferee of any Holder or such Holder's permitted transferees) under this Agreement with respect to any Registrable Securities may be transferred to any assignee who acquires not less than 100,000 shares (appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like) of Common Stock or Preferred Stock and executes an instrument agreeing to be bound by this Agreement. The Holder shall give written notice to the Corporation promptly after any such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.

     16. Mergers, Etc. The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Act.

     17. Each of the Series A Investors and Series B Investors acknowledges and consents to the registration rights being granted to the Series C Investors hereunder, pursuant to and in accordance with Section 14 of that certain Amended and Restated Registration Rights Agreement dated August 24, 1998 (the "Prior Registration Rights Agreement"). Each of the Series A Investors and Series B Investors hereby acknowledges and agrees that the rights granted to them in this Agreement are meant to supersede the rights granted under the Prior Registration Rights Agreement.

     18. Termination of Rights. The rights granted the Holders pursuant to Sections 2, 3 or 11 hereof shall terminate after the fifth anniversary of the Initial Public Offering.


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     19.  Miscellaneous.

          (a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

          (b) This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of two-thirds in voting power of each of the Series C Investors (or permitted transferees of their rights hereunder), acting as a separate class, and the Series A and B Investors (or permitted transferees of their rights hereunder), acting as a single class. For purposes of this Section 19, each share of Common Stock held by an Investor shall be entitled to one vote and each share of Preferred Stock held by an Investor shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock is then convertible. A waiver on one occasion shall not constitute a waiver on any further occasion. Notwithstanding the foregoing, any additional Purchaser (as defined in the Purchase Agreement) of Series C Preferred Stock shall, by executing a counterpart of this Agreement, become a Series C Investor hereunder for all purposes of this Agreement.

          (c) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

                      [signature page immediately follows]


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     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.

                                           EPRISE CORPORATION


                                           By: /s/ J. A. Forgione
                                              __________________________________
                                              Name: Joseph A. Forgione
                                              Title: President






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